Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

The following is a list of all of the majority-owned and consolidated subsidiaries of Arthur J. Gallagher & Co. as of December 31, 2024.

Company Name	Domicile
2950 Land Company Manager, LLC	United States
2950 Land Company, LLC	United States
A.C.N. 003 030 180 Pty Ltd	Australia
A.C.N. 061 063 303 Pty Ltd	Australia
A.C.N. 082 459 372 Pty Ltd	Australia
ACE Gallagher Arabia Insurance Brokers Limited	Saudi Arabia
ACE Gallagher Arabia Insurance Consultants Limited	Saudi Arabia
ACE Gallagher Holding W.L.L.	Bahrain
ACE Re Gallagher Arabia Reinsurance Brokers Limited	Saudi Arabia
Acorn Bidco Limited	Guernsey
Acorn Midco 1 Limited	Guernsey
Acorn Midco 2 Limited	Guernsey
Acorn Topco Limited	Guernsey
Adams & Porter Sociedade De Corretagem De Seguros Ltda.	Brazil
AJG (EMEA) LIMITED	United Kingdom
AJG Acquisition Finance Limited	United Kingdom
AJG Cash Holdings Limited	United Kingdom
AJG Financial Services, LLC	United States
AJG Holding (Chile) Spa	Chile
AJG Meadows, LLC	United States
AJG North America ULC	Canada
AJGRMS Of Louisiana, LLC	United States
Alesco Risk Management Services Limited	United Kingdom
Alize Ltd.	Bermuda
Allied Claims Administration, Inc.	United States
Allied Risk Holdings Limited	Ireland
Allied Risk Insurance and Reinsurance Services Limited	Ireland
American Freedom Carriers, Inc.	United States
Another Day Investigations Limited	United Kingdom
Another Day Limited	United Kingdom
Arab Commercial Enterprises Limited	Saudi Arabia
Argentis Financial Group Limited	United Kingdom
Argentis Financial Management Limited	United Kingdom
Artex Advisory & Analytics Ltd.	Bermuda
Artex Axcell (Guernsey) PCC Limited	Guernsey
Artex Axcell PCC (Vermont), Inc.	United States
Artex Axcell PIC Ltd.	Bermuda
Artex Axcell Re (Bermuda) Ltd.	Bermuda
Artex Axcell SEG Ltd.	Bermuda
Artex Corporate Services (Bermuda) Ltd.	Bermuda
Artex Corporate Services (Cayman) Ltd.	Cayman Islands
Artex Corporate Services (Gibraltar) Limited	Gibraltar
Artex Corporate Services (Malta) Limited	Malta
Artex Fund Services Ltd.	Bermuda

Artex Fund Services USA, Inc.	United States
Artex Holdings (Malta) Limited	Malta
Artex ILS Services UK Ltd	United Kingdom
Artex Insurance (Cayman) SPC Limited	Cayman Islands
Artex Insurance (Tennessee) PCCIC, Inc.	United States
Artex Insurance Brokers (Europe) PCC Limited	Malta
Artex Insurance ICC Limited	Guernsey
Artex Insurance Management (Bermuda) Ltd.	Bermuda
Artex Insurance Management (Cayman) Ltd.	Cayman Islands
Artex Insurance Management (Ireland) Limited	Ireland
Artex Intermediaries Ltd.	Bermuda
Artex Risk Solutions (Bermuda) Ltd.	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey
Artex Risk Solutions (International) Limited	Guernsey
Artex Risk Solutions (Ireland) Limited	Ireland
Artex Risk Solutions (Malta) Limited	Malta
Artex Risk Solutions (Singapore) Pte. Ltd.	Singapore
Artex Risk Solutions (UK) Ltd	United Kingdom
Artex Risk Solutions Limited	United Arab Emirates
Artex Risk Solutions, Inc.	United States
Artex Risk Solutions, Inc. (Anguilla)	Anguilla
Artex Services (Private) Limited	Sri Lanka
Arthur J Gallagher (Norway) Holdings AS	Norway
Arthur J Gallagher Brim AB	Sweden
Arthur J Gallagher Nordic AB	Sweden
Arthur J Gallagher Panamá Corredores de Reaseguros SA	Panama
Arthur J Gallagher Proinova AB	Sweden
Arthur J Gallagher Proinova Agency AB	Sweden
Arthur J. Gallagher & Co (AUS) Limited	Australia
Arthur J. Gallagher & Co (NZ) Limited	New Zealand
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher (Bermuda) Holding Partnership	Bermuda
Arthur J. Gallagher (Illinois), LLC	United States
Arthur J. Gallagher (Liechtenstein) AG	Liechtenstein
Arthur J. Gallagher (Life Solutions) Pty Ltd	Australia
Arthur J. Gallagher (Schweiz) AG	Switzerland
Arthur J. Gallagher (Singapore) Pte. Ltd.	Singapore
Arthur J. Gallagher (UK) Limited	United Kingdom
Arthur J. Gallagher Asesoria S.A.C.	Peru
Arthur J. Gallagher Australasia Holdings Pty Ltd	Australia
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Arthur J. Gallagher Canada Limited	Canada
Arthur J. Gallagher Chile Corredores de Reaseguros S.A. (AJG Chile Re)	Chile
Arthur J. Gallagher Corredores de Seguros S.A. (AJG Chile Retail)	Chile
Arthur J. Gallagher Corredores de Seguros S.A. (Colombia)	Colombia
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group, LLC	United States
Arthur J. Gallagher Holdings (Ireland) Limited	Ireland
Arthur J. Gallagher Holdings (UK) Limited	United Kingdom
Arthur J. Gallagher Insurance Brokers (Ireland) Limited	Ireland
Arthur J. Gallagher Insurance Brokers Limited	United Kingdom

Arthur J. Gallagher Latin America, LLC	United States
Arthur J. Gallagher Peru Corredores de Reaseguros S.A.	Peru
Arthur J. Gallagher Peru Corredores de Seguros S.A.	Peru
Arthur J. Gallagher Re Colombia Ltda. Corredores de Reaseguros SA	Colombia
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	United States
Arthur J. Gallagher Risk Management Services, LLC	United States
Arthur J. Gallagher Service Company, LLC	United States
Arthur J. Gallagher Services (UK) Limited	United Kingdom
Ashgrove Insurance Services Limited	United Kingdom
At Squared Holdings Limited	United Kingdom
Aurenda Pty Ltd	Australia
Aurenda Training Services Pty Ltd	Australia
Avantek Pty Ltd	Australia
Axe Insurance PCC Limited	Guernsey
Barnes Commercial Limited	United Kingdom
Bartlett Actuarial, LLC	United States
BCHR UK Holdings Ltd	United Kingdom
BCHR US Acquisitions, Inc.	United States
BCHR US Holdings, Inc.	United States
Beacon Financial Acquisition Corporation	United States
Bellisle Pty. Ltd.	Australia
Benefit Technology Resources, LLC	United States
Blueleaf Consulting Pty Limited	Australia
Bluewater Incorporated Cell Insurance Company	United States
BMM (P&T) Ltd	United Kingdom
Bollinger Insurance Services, Inc.	United States
Bollinger, Inc.	United States
Bollington Insurance Brokers Limited	United Kingdom
Bollington Underwriting Limited	United Kingdom
Bollington Wilson Group Limited	United Kingdom
Bollington Wilson Limited	United Kingdom
Bonus Drive Canada Limited	Canada
Brunswick Financial Group Ltd.	Canada
Buck Canada HR Services Limited/Services RH Buck Canada Limitee	Canada
Buck Capability Centre Private Limited	India
Buck Global, LLC	United States
Buck HR Securities LLC	United States
BVIP (RIH Blocker) Fund IX, Inc.	United States
Caburn Hope Limited	United Kingdom
Cadence Insurance, Inc.	United States
Camco One Ltd	United Kingdom
Capsicum Reinsurance Brokers LLP	United Kingdom
Casanueva Perez II, S.A.P.I. de C.V.	Mexico
Casanueva Perez S.A.P.I. DE CV	Mexico
CGM Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Charity First Insurance Services, Inc.	United States
Churchills International Consulting Limited	United Kingdom
Cintran Claims Canada Limited	Canada
CKH Limited	United Kingdom
CLA (Risk Solutions) Limited	United Kingdom
Claims Settlement Agencies Ltd	United Kingdom
Clements Belgium SPRL	Belgium

Clements Europe Limited	United Kingdom
Clements Insurance Services Limited	Ireland
College and University Scholastic Excess Risk Purchasing Group, LLC	United States
Complete Financial Balance Pty Ltd	Australia
Concert Consulting UK Limited	United Kingdom
Copper Mountain Assurance, Inc.	United States
Corporate Services Network Pty Ltd	Australia
Countrywide Accident Assistance Limited	United Kingdom
Dalton Browne Limited	United Kingdom
Dawson & Keenan Insurance Ltd	Canada
Devitt Insurance Services Limited	United Kingdom
Doyle Insurance Brokers (Wexford) Limited	Ireland
Durham & Bates Agencies, Inc.	United States
Education Protect Limited	United Kingdom
Education Protect Northern Ireland Limited	United Kingdom
Education Protect Scotland Limited	United Kingdom
Effectus Consulting Pty Ltd	Australia
Elantis Premium Funding (Nz) Limited	New Zealand
Elantis Premium Funding Limited	Australia
Erimus Group Limited	United Kingdom
Erimus Holdings Teesside Limited	United Kingdom
F Wilson (Holdings) Limited	United Kingdom
F Wilson (Insurance Brokers) Limited	United Kingdom
F Wilson Group Limited	United Kingdom
FE Protect Ltd	United Kingdom
Finergy Solutions Pty Ltd	Australia
First Ireland Risk Management Limited	Ireland
First Premium, Inc.	United States
Fortify Marine Limited	United Kingdom
Fortress Financial Solutions Pty Ltd	Australia
Fortress Insurance LLC	United States
Fraser MacAndrew Ryan Limited	New Zealand
Freeboard Maritime Limited	United Kingdom
Friary Intermediate Limited	United Kingdom
Frontier Financial Services Limited	Bermuda
Gallagher (Administration & Investment) Limited	United Kingdom
Gallagher (Bermuda) Insurance Solutions Ltd.	Bermuda
Gallagher (Malta) Limited	Malta
Gallagher (Shanghai) Insurance Brokers Co. Ltd 上海安睿嘉保有限公司	China
Gallagher Actuarial Consultants Limited	United Kingdom
Gallagher Affinity Insurance Services, Inc.	United States
Gallagher Argentina Corredores de Reaseguros S.A.	Argentina
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Insurance Services Limited	United Kingdom
Gallagher Bassett International Ltd.	United Kingdom
Gallagher Bassett NZ Limited	New Zealand
Gallagher Bassett Services Pty Ltd	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd	Australia
Gallagher Bassett Services, Inc.	United States
Gallagher Bassett Technical Services, LLC	United States
Gallagher Benefit Services (Canada) Group Inc.	Canada
Gallagher Benefit Services (Holdings) Limited	United Kingdom

Gallagher Benefit Services Management Company Limited	United Kingdom
Gallagher Benefit Services Pty Ltd	Australia
Gallagher Benefit Services, Inc.	United States
Gallagher Benefits Consulting Limited	United Kingdom
Gallagher Brasil Corretora De Resseguros Ltda.	Brazil
Gallagher Brasil Corretora de Seguros Ltda.	Brazil
Gallagher Brasil Holdings Ltda.	Brazil
Gallagher Broker Japan, Inc.	Japan
Gallagher Canada Acquisition Corporation	Canada
Gallagher Caribbean Group Limited	Saint Lucia
Gallagher Clean Energy, LLC	United States
Gallagher Colombia (UK) Holdings Limited	United Kingdom
Gallagher Colombia (UK) Limited	United Kingdom
Gallagher Communication Limited	United Kingdom
Gallagher Consultants (Healthcare) Limited	United Kingdom
Gallagher Consulting Ltda	Colombia
Gallagher Corporate Benefits Pty Ltd	Australia
Gallagher Corporate Services, LLC	United States
Gallagher Energy Risk Services Inc.	Canada
Gallagher European Holdings Limited	United Kingdom
Gallagher Fiduciary Advisors, LLC	United States
Gallagher Global Acquisition Finance Ltd	Bermuda
Gallagher Global Cash Holdings Ltd	Bermuda
Gallagher Global Cash Management Limited	United Kingdom
Gallagher Holdings & Management (EMEA) Ltd	United Kingdom
Gallagher Holdings (UK) Limited	United Kingdom
Gallagher Holdings Japan, Inc.	Japan
Gallagher Insurance Brokers (Barbados) Limited	Barbados
Gallagher Insurance Brokers (Cayman) Limited	Cayman Islands
Gallagher Insurance Brokers (Hong Kong) Limited 安睿嘉爾保險經紀(香港)有限公司	Hong Kong
Gallagher Insurance Brokers (St. Kitts & Nevis) Limited	Saint Kitts and Nevis
Gallagher Insurance Brokers (St. Lucia) Limited	Saint Lucia
Gallagher Insurance Brokers (St. Vincent) Limited	Saint Vincent & the Grenadines
Gallagher Insurance Brokers (Taiwan) Limited	Taiwan
Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Gallagher Insurance Brokers Jamaica Limited	Jamaica
Gallagher Insurance Brokers Private Limited	India
Gallagher Interbrok Corretora de Seguros Ltda.	Brazil
Gallagher International Cash Management SRL	Barbados
Gallagher International Finance Limited	Ireland
Gallagher International Holdings (US) Inc.	United States
Gallagher Investment Advisors, LLC	United States
Gallagher IP Solutions LLC	United States
Gallagher Japan, Inc.	Japan
Gallagher Korea Insurance Brokers Limited	Korea (the Republic of)
Gallagher Management Consulting Taiwan Ltd.	Taiwan
Gallagher Mississippi Brokerage, LLC	United States
Gallagher Norway AS	Norway
Gallagher Quebec Compensation Inc.	Canada
Gallagher Re (Nordic) AS	Norway
Gallagher Re (Pty) Limited	South Africa

Gallagher Re (US), LLC	United States
Gallagher Re Bermuda Limited	Bermuda
Gallagher Re Canada Inc.	Canada
Gallagher Re GmbH	Germany
Gallagher Re Inc.	United States
Gallagher Re Insurance Program Solutions, LLC	United States
Gallagher Re Italia S.p.A.	Italy
Gallagher Re Japan K.K.	Japan
Gallagher Re Labuan Limited	Malaysia
Gallagher Re Latin America Corretora de Resseguros Ltda.	Brazil
Gallagher Re Ltd	United Arab Emirates
Gallagher Re S.A.S.	France
Gallagher Reinsurance Australia Limited	Australia
Gallagher Reinsurance Brokers Bermuda Limited	Bermuda
Gallagher Reinsurance Brokers Miami, LLC	United States
Gallagher Risk & Reward Limited	United Kingdom
Gallagher Risk Group LLC	United States
Gallagher Risk Placements Pty Ltd	Australia
Gallagher Securities Europe SAS	France
Gallagher Securities Limited	United Kingdom
Gallagher Securities, Inc.	United States
Gallagher Service Center LLP	India
Gallagher Sigorta Ve Reasurans Brokerligi Anonim Sirketi	Turkey
Gallagher Steel Courier Risk Purchasing Group, Inc.	United States
Gallagher Voluntary Benefits, LLC	United States
Gallagher's Excellence Center for Agencies Limitada	Colombia
Gault Armstrong SARL	New Caledonia
GBCare Texas HCN, LLC	United States
GBCare, LLC	United States
Gbs (Australia) Holdings Pty Ltd	Australia
GBS Administrators, Inc.	United States
GBS Insurance and Financial Services, Inc.	United States
GBS Retirement Services, Inc.	United States
GBS Specialty Markets, LLC	United States
GGB Finance 1 Limited	United Kingdom
GGB Finance 2 Limited	United Kingdom
GGB Finance 5 Limited	United Kingdom
GGB Finance 6 Limited	United Kingdom
GGB Finance Holding Ltd	Bermuda
Global Financial Brokers Limited	Trinidad and Tobago
Goggins Insurance Brokers Limited	Ireland
GPL Assurance Inc.	Canada
Healthcare Professionals Purchasing Group, LLC	United States
Heath Lambert Limited	United Kingdom
Heath Lambert Overseas Limited	United Kingdom
Hexagon Insurance PCC Limited	Guernsey
HFI Benefits Inc.	Canada
HMG - PCMS Limited	United Kingdom
Holdco Re SpA	Chile
Holdco S SpA	Chile
Home And Travel Limited	United Kingdom
Horseshoe Re Limited	Bermuda

Howell & Ryan Limited	Ireland
iBenefit Communication Investments, Inc.	United States
iBenefit Communication, LLC	United States
IBS Reinsurance Brokers Singapore Pte. Ltd.	Singapore
iBTR MidCo, LLC	United States
Implement Compliance Solutions & Resources Limited	United Kingdom
Innovu Bidco Limited	United Kingdom
Innovu Group Holding Company Limited	Ireland
Innovu Operations Limited	Ireland
Insurance Plus Risk Purchasing Group, LLC	United States
I-Protect Underwriting Pty Limited	Australia
isure Pty Ltd	Australia
Keaney Insurance Brokers Limited	Ireland
Köberich Financial Lines GmbH & Co. KG	Germany
Köberich Verwaltungsgesellschaft mbH	Germany
Lifesure Group Limited	United Kingdom
Lifesure Limited	United Kingdom
LRM Wealth Management Pty Ltd	Australia
Lucas Fettes Limited	United Kingdom
MA Underwriting Pty Ltd	Australia
Manchester Underwriting Agencies Limited	United Kingdom
Manchester Underwriting Management Limited	United Kingdom
Matt Jensen Insurance Brokers Limited	New Zealand
MCMM Services Limited	United Kingdom
Mecacem Insurance SPC, Ltd.	Cayman Islands
Mike Henry Insurance Brokers Limited	New Zealand
Mike Henry Insurance Funding Limited	New Zealand
Millennial Properties, LLC	United States
Milne Alexander Pty Ltd	Australia
Momentus Canada Inc.	Canada
Monument Insurance (NZ) Limited	New Zealand
Monument Premium Funding Limited	New Zealand
MPM Finco Pty Ltd	Australia
MUM European Holdings Limited	Malta
Mutual Brokers Pty. Limited	Australia
My Market Place Pty Ltd	Australia
My Plan Manager Group Pty Ltd	Australia
My Plan Manager.com.au Holdings Pty Ltd	Australia
My Plan Manager.com.au Pty Ltd	Australia
National Disability Support Partners Pty Limited	Australia
Nonprofit Insurance Risk Purchasing Group, LLC	United States
Northern Keep Limited	United Kingdom
OAMPS Ltd.	Australia
Offshore Market Placement Limited	New Zealand
Oval EBT Trustees Limited	United Kingdom
Oval Insurance Broking Limited	United Kingdom
Oval Limited	United Kingdom
P.E. Kelly Insurances Limited	Ireland
Pastel Holding (NZ) Company Limited	New Zealand
Pastel Holdings Pty Limited	Australia
Pastel Purchaser (NZ) Limited	New Zealand
Pastel Purchaser Pty Limited	Australia

Pelican Underwriting Management Limited	United Kingdom
PEN Insurance Management Advisors, Ltd.	Bermuda
Pen Underwriting Europe AS	Norway
Pen Underwriting Limited	United Kingdom
Pen Underwriting Pty Ltd	Australia
Premier Insurance Services, Inc.	United States
Professional Agents Risk Purchasing Group, Inc.	United States
Pronto California Agency, LLC	United States
Pronto Franchise, LLC	United States
Pronto General Agency, Inc.	United States
Pronto Insurance Agency of Laredo, Inc.	United States
Pronto Premium Finance, LLC	United States
Property Insurance Initiatives Limited	United Kingdom
Prophet Group Limited	United Kingdom
Prophet Reports & Collections Ltd	United Kingdom
Prophet Trade Credit Ltd	United Kingdom
Public and Non-Profit Excess Risk RPG (PANPER) LLC	United States
Purple Bridge Group Limited	United Kingdom
Quantum Underwriting Solutions Limited	United Kingdom
Quillco 226 Limited	United Kingdom
R.A. Rossborough (Guernsey) Limited	Guernsey
R.A. Rossborough (Insurance Brokers) Limited	Jersey
R.A. Rossborough Limited	Jersey
Real Estate Services Council Risk Purchasing Group, LLC	United States
Redington Limited	United Kingdom
Rentguard Limited	United Kingdom
Resilience Re Ltd.	Bermuda
RGA Referencing Limited	United Kingdom
RGA Underwriting Limited	United Kingdom
RIBA Insurance Agency Limited	United Kingdom
RIBV Holdings, LLC	United States
RIL Administrators (Guernsey) Limited	Guernsey
Risk Capital Funding, LLC	United States
Risk International Benefits Advisors, LLC	United States
Risk International Captive Managers, Inc.	United States
Risk International Holdings, LLC	United States
Risk International Services, LLC	United States
Risk Management Partners Ltd.	United Kingdom
Risk Placement Services, Inc.	United States
Risk Program Administrators LLC	United States
Risk-Albert Holdco LLC	United States
Rossborough Healthcare International Limited	Guernsey
Rossborough Insurance (IOM) Limited	Isle of Man
Scholastic First Risk Purchasing Group, LLC	United States
Sentinel Indemnity, LLC	United States
Septagon Insurance PCC Limited	Guernsey
Simply-Communicate Limited	United Kingdom
Smeri AB	Sweden
Srila Systems (Private) Limited	Sri Lanka
Stackhouse Poland Bidco Limited	United Kingdom
Stackhouse Poland Group Limited	United Kingdom
Stackhouse Poland Holdings Ltd	United Kingdom

Stackhouse Poland Limited	United Kingdom
Stackhouse Poland Midco Limited	United Kingdom
Star Newco Limited	United Kingdom
Stormclose Limited	United Kingdom
Strata Solicitors Ltd	United Kingdom
Super Advice Corporate Services Pty Ltd	Australia
Talbot Deane Investments Limited	United Kingdom
Tay River Holdings Ltd	United Kingdom
Teesside Insurance Consultants Limited	United Kingdom
THB Chile Servicios Administrativos SpA	Chile
THB Corredores de Reaseguro S.A.	Chile
THB Corredores de Seguro S.A.	Chile
The Bollington Group (Holdings) Limited	United Kingdom
The EHE Group, LLC	United States
The Rowley Agency, LLC	United States
The Wright Agency Limited	United Kingdom
Total Benefit Specialists Limited	Trinidad and Tobago
Towerhill Insurance Underwriters Inc.	Canada
Trafalgar Marine Trades Limited	United Kingdom
Travel Agents Risk Purchasing Group, Inc.	United States
Uni-Care, Inc.	United States
Vessel Protect Limited	United Kingdom
VIA Financial Group Pty Ltd	Australia
Watson Laurie Holdings Ltd	United Kingdom
Watson Laurie Ltd	United Kingdom
Wexford Financial Services Limited	Ireland
Wexford Insurances Group Limited	Ireland
WHTC Ltd	United Kingdom
William Cullen And Sons Limited	Ireland
WIM Corretora De Seguros Ltda.	Brazil
WorldSmart Association, Inc.	United States
Wrightway Underwriting Limited	Ireland
Zettai Pty Ltd	Australia